Exhibit 25.1


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                                 HSBC Bank USA
              (Exact name of trustee as specified in its charter)

    New York                                        13-2774727
   (Jurisdiction of incorporation                   (I.R.S. Employer
   or organization if not a U.S.                    Identification No.)
   national bank)

   452 Fifth Avenue, New York, NY                   10018-2706
   (212) 525-5600                                   (Zip Code)
   (Address of principal executive offices)

                            Warren L. Tischler, SVP
                                 HSBC Bank USA
                                452 Fifth Avenue
                         New York, New York 10018-2706
                              Tel: (212) 525-1311
           (Name, address and telephone number of agent for service)

                               TEKNI-PLEX, INC.*
              (Exact name of obligor as specified in its charter)

         Delaware                                       22-3286312
  (State or other jurisdiction                      (I.R.S. Employer
  of incorporation or organization)                 Identification No.)

  260 North Denton Tap Road
  Coppell, Texas                                    75019
  (972)304-5077                                     (Zip Code)
  (Address of principal executive offices)


                   8 3/4% Senior Secured Exchange Notes due 2013
                Guarantees of 8 3/4% Senior Secured Exchange Notes
                        (Title of Indenture Securities)

                        *TABLE OF ADDITIONAL REGISTRANTS

                                                                    State or Other
                                                                    Jurisdiction of           I.R.S. Employer
                                                                    Incorporation or          Identification
Name, Address and Telephone Number                                  Organization              Number
----------------------------------                                  ----------------          ---------------

PureTec Corporation (1)                                              Delaware                   22-3376449
Plastic Specialties and Technologies, Inc. (1)                       Delaware                   22-2743384
Plastic Specialties and Technologies Investments, Inc. (1)           Delaware                   22-2663552
Burlington Resins, Inc. (1)                                          Delaware                   22-3334106
Distributors Recycling, Inc.                                         New Jersey                 22-2466975
REI Distributors, Inc. (1)                                           New Jersey                 22-2418824
Alumet Smelting Corp (1)                                             New Jersey                 22-2054447
Tri-Seal Holdings, Inc.   (1)                                        Delaware                   52-2141575
Natvar Holdings, Inc. (1)                                            Delaware                   22-3703725
TPI Acquisition Subsidiary, Inc. (1)                                 Delaware                   52-2340472
TP/Elm Acquisition Subsidiary, Inc. (1)                              Delaware                   71-0891561

(1) The address of these additional registrants is: 201 Industrial Parkway, Somerville, New Jersey 08876. The telephone number of each is (908) 722-4800.

                                    General

Item 1. General Information.
        --------------------

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.
        --------------------------

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16. List of Exhibits
         ----------------

Exhibit
-------

T1A(i)         (1)    Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)        (1)    Certificate of the State of New York Banking Department
                      dated December 31, 1993 as to the authority of HSBC Bank
                      USA to commencebusiness as amended effective on March 29, 1999.

T1A(iii)              Not applicable.

T1A(iv)        (3)    Copy of the existing By-Laws of HSBC Bank USA as amended
                      on April 11, 2002.

T1A(v)                Not applicable.

T1A(vi)        (2)    Consent of HSBC Bank USA required by Section 321(b) of
                      the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (September 30, 2003), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)             Not applicable.

T1A(ix)               Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

(3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 30th day of December, 2003.



                                                  HSBC BANK USA


                                                  By:  /s/ Frank J. Godino
                                                     -------------------------
                                                        Frank J. Godino
                                                        Vice President

                                                             Exhibit T1A (vii)

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

Federal Financial Institutions
 Examination Council             Expires April 30, 2006
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                                 Please refer to page i,
                                 Table of Contents, for            [ 1 ]
                                 the required disclosure
                                 of estimated burden.
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Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business September 30, 2003       (19980930)
                                                         ----------
                                                         (RCRI 9999)

This report is required by law; 12 U.S.C.ss.324 (State member banks); 12 U.S.C.ss.1817 (State nonmember banks); and 12 U.S.C. ss.161 (National banks).


NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,  Joseph R. Simpson, Controller
    ---------------------------------------------------
    Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

   /s/ Jsoeph R. Simpson
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Signature of Officer Authorized to Sign Report

             11/12/03
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Date of Signature

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


  /s/ Sal H. Alfieri
--------------------------
Director (Trustee)

  /s/ Bernard J. Kennedy
--------------------------
Director (Trustee)

 /s/ Martin Glynn
--------------------------
Director (Trustee)

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Submission of Reports

Each Bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection To fulfill the signature and attestation requirement for the agent, Electronic Data System Corporation (EDS), by modem Reports of Condition and Income for this report date, attach or computer diskette; or

b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800)255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy of the completed report that the bank places in its files.

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FDIC Certificate Number         | 0 | 0 | 5 | 8 | 9 |
                                ---------------------
                                     (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM
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Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087)
(Example: www.examplebank.com)


HSBC Bank USA
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Legal Title of Bank (TEXT 9010)

Buffalo
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City (TEXT 9130)

N.Y.                       14203
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State Abbrev. (TEXT 9200) ZIP Code (TEXT 9220)

               Board of Governors of the Federal Reserve System,
Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                   REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                                                of  Buffalo
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  Name of Bank                                                   City

in the state of New York, at the close of business September 30, 2003


ASSETS
                                                                               Thousands of dollars
Cash and balances due from depository institutions:
 a. Non-interest-bearing balances currency and coin ..........................     $   2,350,034
 b. Interest-bearing balances ................................................         1,160,995
    Held-to-maturity securities ..............................................         4,213,089
   Available-for-sale securities .............................................        14,211,802
   Federal funds sold and securities purchased
     under agreements to resell:
a. Federal funds sold in domestic offices ....................................            633,000
b. Securities purchased under agreements to resell ...........................          3,994,723
                                                                                   --------------
Loans and lease financing receivables:
   Loans and leases held for sale ............................................     $    2,653,585

   Loans and leases net of unearned income ..................$     42,180,013
   LESS: Allowance for loan and lease losses ................         434,830
   Loans and lease, net of unearned income,
     allowance, and reserve ..................................................     $   41,745,183
   Trading assets ............................................................         11,522,909
   Premises and fixed assets .................................................            673,337
Other real estate owned ......................................................             11,310
Investments in unconsolidated subsidiaries ...................................            243,581
Customers' liability to this bank on acceptances outstanding .................             80,310
Intangible assets: Goodwill ..................................................          2,211,273
Intangible assets: Other intangible assets ...................................            503,927
Other assets .................................................................          3,948,333
Total assets .................................................................         90,157,211
                                                                                   ==============
LIABILITIES

Deposits:
   In domestic offices .........................................................       42,764,284
   Non-interest-bearing .....................................       6,078,506
   Interest-bearing .........................................      36,685,778

In foreign offices .............................................................       20,037,930
   Non-interest-bearing .....................................         417,850
   Interest-bearing .........................................      19,620,080




Federal funds purchased and securities sold
  under agreements to repurchase:
 a. Federal funds purchased in domestic offices
 ...............................................................................           90,885
 b. Securities sold under agreements to repurchase .............................          390,103

Trading Liabilities ............................................................        8,070,149
Other borrowed money ...........................................................        5,316,355
Bank's liability on acceptances ................................................           80,130
Subordinated notes and debentures ..............................................        1,549,223
Other liabilities ..............................................................        4,181,576
Total liabilities ..............................................................       82,480,605
Minority Interests in consolidated Subsidiaries ................................              342

EQUITY CAPITAL

Perpetual preferred stock and related surplus ..................................                -
Common Stock ...................................................................          205,000
Surplus ........................................................................        6,420,202
Retained earnings ..............................................................          893,079
Accumulated other comprehensive income .........................................          157,983
Other equity capital components ................................................                -
Total equity capital ...........................................................        7,676,264
Total liabilities, minority interests and equity capital .......................       90,157,211